Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CenterStaging Corp. on Form 10-QSB for the fiscal year ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Howard Livingston, the Chief Financial Officer of CenterStaging, Inc., does hereby certify, pursuant to 18 U.S.C. Section .1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company as of and for the periods covered by the Report.

Dated: November 19, 2007

/s/ Howard Livingston
Chief Financial Officer